UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934
(AMENDMENT NO.                     )
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MAX & ERMA’S RESTAURANTS, INC.
(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

(NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)
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MAX & ERMA’S RESTAURANTS, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
to be held
March 13, 2007
and
PROXY STATEMENT
IMPORTANT
Please mark, sign and date your proxy
and promptly return it in the enclosed envelope

MAX & ERMA’S RESTAURANTS, INC.
P.O. Box 297830
4849 Evanswood Drive
Columbus, Ohio 43229
(614) 431-5800
February 5, 2007
Dear Stockholder:
     You are cordially invited to attend the Annual Meeting of Stockholders of Max & Erma’s Restaurants, Inc. on March 13, 2007, at 9:30 a.m., at the Company’s corporate office at 4849 Evanswood Drive, Columbus, Ohio. We look forward to greeting those stockholders who are able to attend.
     At the meeting, you are being asked to elect Todd B. Barnum and Jay B. Barney for three-year terms as Class III members of the board of directors, to adopt the Company’s 2007 Stock Incentive Plan, and to ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2007 fiscal year.
     It is very important that your shares are represented and voted at the meeting, whether or not you plan to attend. Accordingly, please sign, date, and return your proxy in the enclosed envelope at your earliest convenience.
     Your interest and participation in the affairs of the Company are greatly appreciated. Thank you for your continued support.
Sincerely,
Todd B. Barnum
Chairman of the Board and
Chief Executive Officer

MAX & ERMA’S RESTAURANTS, INC.
P.O. Box 297830
4849 Evanswood Drive
Columbus, Ohio 43229
(614) 431-5800
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD March 13, 2007
February 5, 2007
To the Stockholders of Max & Erma’s Restaurants, Inc.:
     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of Max & Erma’s Restaurants, Inc., a Delaware corporation (the “Company” or “Max & Erma’s”), will be held at the Company’s corporate office at 4849 Evanswood Drive, Columbus, Ohio, on the 13th day of March, 2007, at 9:30 a.m., local time, for the following purposes:
1.	To elect two Class III directors, each for a term of three years and until their successors are duly elected and qualified.

2.	To approve and adopt the 2007 Stock Incentive Plan.

3.	To ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2007 fiscal year.

4.	To transact such other business as may properly come before the meeting or any adjournment thereof.
     Owners of record of the Company’s common stock at the close of business on January 26, 2007, the record date, will be entitled to vote at the meeting. If your shares are held in the name of a broker, trust or other nominee (often referred to as held in “street name”), you must instruct them on how to vote your shares. Whether or not you plan to attend the meeting, please date, sign, and mail the enclosed proxy in the envelope provided. Thank you for your cooperation.
     The board of directors unanimously recommends that you vote “FOR” the election of the nominees for directors named in this proxy statement, “FOR” the approval and adoption of the Company’s 2007 Stock Incentive Plan, and “FOR” the ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2007 fiscal year.
By Order of the board of directors
Todd B. Barnum
Chairman of the Board and Chief Executive Officer

PLEASE SIGN AND MAIL THE ENCLOSED PROXY
IN THE ACCOMPANYING ENVELOPE
NO POSTAGE NECESSARY IF MAILED IN THE UNITED STATES

MAX & ERMA’S RESTAURANTS, INC.
P.O. Box 297830
4849 Evanswood Drive
Columbus, Ohio 43229
(614) 431-5800
February 5, 2007
PROXY STATEMENT FOR
2007 ANNUAL MEETING OF STOCKHOLDERS
INTRODUCTION
     This Proxy Statement is furnished to the stockholders of Max & Erma’s Restaurants, Inc., a Delaware corporation (the “Company” or “Max & Erma’s”), in connection with the solicitation by the board of directors of the Company of proxies to be used at the 2007 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at the Company’s corporate office located at 4849 Evanswood Drive, Columbus, Ohio, on March 13, 2007, at 9:30 a.m., local time, and at any adjournment thereof, and is being mailed to the stockholders on or about the date set forth above.
     All shares represented by properly executed proxies received by the board of directors pursuant to this solicitation will be voted in accordance with the stockholder’s directions specified on the proxy or, in the absence of specific instructions to the contrary, will be voted in accordance with the board of director’s unanimous recommendations, which are FOR the election of Todd B. Barnum and Jay B. Barney as Class III directors of the Company; FOR the approval and adoption of the Company’s 2007 Stock Incentive Plan; FOR the ratification of the selection of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the 2007 fiscal year; and at the discretion of the persons acting under the proxy, to transact such other business as may properly come before the meeting or any adjournment thereof.
     Only stockholders of record at the close of business on January 26, 2007, are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. Each share so held entitles the holder thereof to one vote upon each matter to be voted on. As of the record date, the Company had outstanding 2,551,974 shares of common stock, $0.10 par value per share. There are no cumulative voting rights in the election of directors. The presence of holders of a majority of the issued and outstanding shares of common stock entitled to vote at the Annual Meeting, either in person or represented by a properly executed proxy, is necessary to constitute a quorum for the transaction of business at the Annual Meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
     The following table sets forth the only persons known by the Company to be the beneficial owners of more than five percent (5%) of the outstanding shares of common stock of the Company on December 31, 2006 (unless otherwise noted):

Name and Address	Number of Shares		Percentage
of Beneficial Owner	Beneficially Owned(1)		of Class(2)
Todd B. Barnum	388,054	(3)	14.8%
4849 Evanswood Drive Columbus, Ohio 43229

Mark F. Emerson	257,058		10.1%
11972 S.E. Birkdale Run Tequesta, Florida 33469

Roger D. Blackwell	423,176	(4)	16.6%
1738 Fishinger Road Columbus, Ohio 43221

William C. Niegsch, Jr.	147,204	(5)	5.7%
4849 Evanswood Drive Columbus, Ohio 43229

(1)	For purposes of the above table, a person is considered to “beneficially own” any shares with respect to which he exercises sole or shared voting or investment power or of which he has the right to acquire beneficial ownership of within 60 days of December 31, 2006. Unless otherwise indicated, voting power and investment power are exercised solely by the person named above or shared with members of his household.

(2)	“Percentage of Class” is calculated on the basis of the number of outstanding shares plus the number of shares a person has the right to acquire within 60 days of December 31, 2006.

(3)	Includes 73,580 shares which Mr. Barnum has a right to purchase under presently exercisable options and 732 shares held in Mr. Barnum’s IRA. Also includes 402 shares owned by Mr. Barnum’s spouse, as to which Mr. Barnum disclaims beneficial ownership.

(4)	Based on information contained in a Schedule 13D/A filed with the Securities and Exchange Commission on November 17, 2004, and Mr. Blackwell’s Section 16(a) reports under the Exchange Act. Includes 28,355 shares held in Mr. Blackwell’s IRA.

(5)	Includes 42,190 shares which may be purchased under presently exercisable options. Also includes 11,000 shares owned by Mr. Niegsch’s spouse, as to which Mr. Niegsch disclaims beneficial ownership.

SECURITY OWNERSHIP OF MANAGEMENT
     The following table sets forth, as of December 31, 2006, the beneficial ownership of the Company’s common stock by each executive officer and/or director of the Company and by all executive officers and directors as a group:

Name of	Number of Shares		Percentage
Beneficial Owner	Beneficially Owned(1)		of Class(2)
Todd B. Barnum	388,054	(3)	14.8%

William C. Niegsch, Jr.	147,204	(3)	5.7%

Robert A. Lindeman	21,750	(4)	0.8%

James Howenstein	28,515	(5)	1.1%

Jay B. Barney	0		—

Donal H. Malenick	77,420		3.0%

Mark F. Emerson	257,058	(3)	10.1%

Michael G. Giulioli	0		—

All directors and executive officers as a group (8 persons)	920,001	(6)	34.0%

(1)	For purposes of the above table, a person is considered to “beneficially own” any shares with respect to which he exercises sole or shared voting or investment power or of which he or she has the right to acquire beneficial ownership of within 60 days of December 31, 2006. Unless otherwise indicated, voting power and investment power are exercised solely by the person named above or shared with members of his household.

(2)	“Percentage of Class” is calculated on the basis of the number of outstanding shares plus the number of shares a person has the right to acquire within 60 days of December 31, 2006.

(3)	See preceding table and notes thereto.

(4)	Includes 18,000 shares which may be purchased pursuant to presently exercisable options.

(5)	Includes 22,000 shares which may be purchased pursuant to presently exercisable options.

(6)	Includes 155,770 shares which may be purchased pursuant to presently exercisable options.

ELECTION OF DIRECTORS
     The board of directors has designated Todd B. Barnum and Jay B. Barney as nominees for election as Class III directors of the Company to serve for terms of three years and until their successors are duly elected and qualified. If for any reason any nominee should not be a candidate for election at the time of the meeting, the proxies may be voted for a substitute nominee at the discretion of those named as proxies. The board of directors has no reason to believe that any nominee will be unavailable. The shares represented by the enclosed proxy, if returned duly executed and unless instructions to the contrary are indicated thereon, will be voted for the nominees listed below. In no event will the accompanying proxy be voted for more than two nominees or for persons other than those named below and any such substitute nominee for any of them. The affirmative vote of a majority of the votes entitled to be cast by the holders of the Company’s common stock present in person or represented by proxy is required to elect each nominee. Abstentions and broker non-votes are not counted in the election of directors and thus have no effect.
     One directorship in Class I is vacant at this time, which the board of directors has the authority to fill. As of the date of this proxy statement, the vacancy has not yet been filled. The board of directors will fill the vacancy when an individual whose services would be beneficial to us and our stockholders can be identified.
     The following table sets forth (i) the nominees for election as Class III directors of the Company, and (ii) the Class I and Class II Directors of the Company whose terms in office will continue.

	Director
	Continuously
Name and Age	Since	Principal Occupation(1)
Nominees – Terms to Expire 2010 (Class III)

Todd B. Barnum, 64	1982	Chairman of the Board and Chief Executive Officer. Mr. Barnum was President of the Company until September 2005.

Jay B. Barney, 52	2006	Professor of Management and the Chase Chair for Excellence in Corporate Strategy at The Ohio State University

Continuing Directors – Terms to Expire 2008 (Class I)

William C. Niegsch, Jr., 54	1982	Executive Vice President, Chief Financial Officer, Treasurer and Secretary

Continuing Directors – Terms to Expire 2009 (Class II)

Donal H. Malenick, 68	2006	Chairman of Columbus Steel Castings since February, 2003, a steel foundry that manufactures steel castings for a variety of industries, including railroads, mining, and construction. Mr. Malenick has served as Chief Executive Officer of Columbus Steel Castings since March, 2003. Prior to that, Mr. Malenick has been retired from Worthington Industries, Inc. since May 1999.

	Director
	Continuously
Name and Age	Since	Principal Occupation(1)
Mark F. Emerson, 59	2006	Chief Operating Officer of the Company for more than five years prior to his resignation as an officer in December 2003, and an employee of the Company from January 2004 through December 2004. Mr. Emerson became a member of the board of directors in March 2006.

Michael G. Giulioli, 54	2006	Chief Operating Officer of RD Legal Funding, LLC, since July 2005, a specialty finance company serving the legal profession. Prior to that, Mr. Giulioli served as Vice President & Senior Officer for Park National Bank from January 2004 to June 2005 and Vice President of Credit & Underwriting for Textron Financial Corporation from June 2001 to December 2003.

(1)	Unless otherwise stated, the director has held the occupation for the previous five years.
Information Concerning the Board of Directors
     During fiscal 2006, six meetings of the board of directors were held. No director attended fewer than 75% of the aggregate meetings of the board of directors and the meetings of any committees of the board of directors on which the director served. It is the Company’s expectation that all members of the board of directors attend the Annual Meeting. All members of the Company’s board of directors who were directors at the time were present at the Company’s 2006 Annual Meeting.
     Upon consideration of the criteria and requirements regarding director independence set forth in the rules of the National Association of Securities Dealers (“NASD”), the board of directors has determined that each of Messrs. Giulioli, Malenick, and Barney meet the standards of independence established by NASD Rule 4200(a)(15).
     In fiscal 2006, the board of directors had an audit committee, a compensation committee, and a nominating and corporate governance committee.
     The members of the compensation committee are currently Messrs. Barney (Chairman) and Malenick. Mr. Barney became a member and chair of the compensation committee on June 13, 2006, the day after the former chair, William E. Arthur, resigned as a director. Mr. Malenick became a member of the committee on March 17, 2006, three days after former member Robert A. Rothman failed to win reelection as a director at the March 14, 2006 annual meeting. Thomas R. Green resigned on September 8, 2006. The board of directors has determined that all compensation committee members are independent as independence is defined in NASD Rule 4200(a)(15).
     The compensation committee has the authority and responsibility to determine and administer Max & Erma’s compensation policies, to establish the salaries and bonus award formulas of executive officers, and to grant awards under Max & Erma’s 2002 Stock Option Plan. The compensation committee also has the responsibility to produce an annual report on executive compensation for inclusion in Max & Erma’s annual proxy statement. The compensation committee met two times during fiscal 2006.
     The members of the audit committee are currently Messrs. Giulioli (Chair), Malenick, and Barney. Mr. Giulioli became a member and chair of, and Mr. Malenick became a member of, the audit committee on March 17, 2006, three days after former member Timothy C. Robinson failed to win reelection as a director at the March 14, 2006 annual meeting. Mr. Green, the former chair of the committee, resigned from the committee on March 14, 2006. Michael D. Murphy passed away seven days later on March 21, 2006, leaving only Messrs. Malenick and Giulioli on the committee until Mr. Barney was appointed on June 13, 2006. The board of directors has determined that Messrs. Giulioli, Malenick, and Barney are independent as independence is defined in NASD Rule 4200(a)(15) and Rule 10A-3(b)(1) of the Exchange Act, and that the audit committee composition meets the requirements of NASD Rule 4350(d)(2). Mr. Giulioli serves as chairman of the audit committee, and the board of directors has determined that Mr. Giulioli meets the requirements of a “financial expert” as set forth in Section 401(h) of Regulation S-K promulgated by the SEC.
     The audit committee oversees and monitors management’s and the independent registered public accounting firm’s participation in the financial reporting processes and the audits of the financial statements of Max & Erma’s. The audit committee has the responsibility to appoint, compensate, retain and oversee the work of the independent registered public accounting firm and to consult with the independent registered public accounting firm and the appropriate officers of Max & Erma’s on matters relating to outside auditor independence, corporate financial reporting and accounting procedures and policies, adequacy of financial accounting and operating controls, and the scope of audits. The audit committee is governed by an Audit Committee Charter (the “Charter”) which was amended and restated on December 12, 2006. A copy of the Charter is attached hereto as Appendix A. The audit committee met four times during fiscal 2006.
     The members of the nominating and corporate governance committee are currently Messrs. Malenick (chair), Barney, and Giulioli. Mr. Malenick became a member and chair of, and Mr. Giulioli became a member of, the nominating and corporate governance committee on March 17, 2006, three days after former member and chair Mr. Rothman and former member Mr. Robinson failed to win reelection as directors at the March 14, 2006 annual meeting. Mr. Murphy passed away on March 21, 2006, leaving Messrs. Green, Arthur, Giulioli, and Malenick on the committee until Mr. Arthur resigned from the board of directors on June 12, 2006, and Mr. Green resigned on September 8, 2006. Mr. Barney was appointed to the committee on June 13, 2006. The board of directors has determined that all nominating and corporate governance committee members are independent as independence is defined in NASD Rule 4200(a)(15). The nominating and corporate governance committee charter is posted on the investor relations page of the Company’s website at www.maxandermas.com.
     The nominating and corporate governance committee oversees the director nomination process. The nominating and corporate governance committee has the responsibility to identify and recommend individuals qualified to become directors. When considering potential candidates, the nominating and corporate governance committee reviews the candidate’s character, judgment, skills, including financial literacy, and experience in the context of the needs of the board of directors. The nominating and corporate governance committee considers the recommendations of stockholders regarding potential director candidates. In order for stockholder recommendations regarding possible candidates for director to be considered by the nominating and corporate governance committee:
•	such recommendations must be provided to the nominating and corporate governance committee in writing at least 120 days prior to the date of the next scheduled Annual Meeting;

•	the nominating stockholder must meet the eligibility requirements to submit a valid stockholder proposal under Rule 14a-8 of the Exchange Act; and

•	the stockholder must describe the qualifications, attributes, skills, or other qualities of the recommended director candidate.
     The nominating and corporate governance committee also has the responsibility to develop and recommend to the board of directors a set of corporate governance principles applicable to Max & Erma’s. The nominating and corporate governance committee met one time during fiscal 2006.
     Our board of directors welcomes communications from our stockholders. Stockholders may send communications to the board of directors, or to any director in particular, c/o Max & Erma’s Restaurants, Inc., P.O. Box 297830, 4849 Evanswood Drive, Columbus, Ohio 43229. Any correspondence addressed to the board of directors or to any one of our directors care of our offices is forwarded by us to the addressee without review by management.
     For fiscal 2006, each outside director was paid $2,000 per quarter, plus $1,000 for each board meeting attended in person, $500 for each telephonic board meeting attended, and $500 for each committee meeting attended. Directors who are also employees of Max & Erma’s do not receive additional compensation for serving as directors. All directors are reimbursed for any reasonable expenses incurred in connection with their duties as directors of Max & Erma’s.

     Non-employee directors of the Company are eligible to receive stock options under the 2002 Stock Option Plan on terms approved by the board of directors. Pursuant to this provision, on March 17, 2006, Michael G. Giulioli, Donal H. Malenick, and Mark F. Emerson each received an option to purchase 5,000 shares of the Company’s common stock, vesting and becoming exercisable beginning on March 17, 2007, and at any time for a period of four years thereafter at a price of $10.90 per share. On June 20, 2006, Jay B. Barney received an option to purchase 5,000 shares of the Company’s common stock at a price of $8.50 per share, vesting and becoming exercisable at the rate of 33 1/3% per year, and expiring on the fifth anniversary of the date of grant. No other stock option grants were made to non-employee directors during fiscal 2006.
     Max & Erma’s has entered into indemnification contracts with each of its present directors. The indemnification contracts with the directors (i) confirm the present indemnity provided to them by the Max & Erma’s By-laws and give them assurances that this indemnity will continue to be provided despite future changes in the By-laws, and (ii) provide that, in addition, the directors shall be indemnified to the fullest possible extent permitted by law against all expenses (including attorneys’ fees), judgments, fines and settlement amounts, paid or incurred by them in any action or proceeding, including any action by or in the right of Max & Erma’s, on account of their service as a director of Max & Erma’s or as a director or officer of any subsidiary of Max & Erma’s, or as a director or officer of any other company or enterprise when they are serving in such capacities at the request of Max & Erma’s. No indemnity will be provided under the indemnification contract to any director on account of willful misconduct or conduct which is adjudged to have been knowingly fraudulent or deliberately dishonest.
EXECUTIVE OFFICERS
     In addition to Messrs. Barnum and Niegsch, the following persons are executive officers of the Company.
     ROBERT A. LINDEMAN, age 38, was appointed to the position of President in September 2005. Prior to that, he served as Executive Vice President from July 2005 to September 2005, and Chief Development Officer from October 2003 to September 2005. Prior to becoming the Company’s Chief Development Officer, Mr. Lindeman served as Vice President of Franchising from October 2000 to October 2003, and as Director of Franchising from 1998 to October 2000. Prior to that, Mr. Lindeman served successively as assistant manager, general manager, and regional manager of the Company.
     JAMES HOWENSTEIN, age 35, was appointed to the position of Chief Operating Officer in September, 2005. Mr. Howenstein was the Company’s Vice President of Operations from October 2003 to September 2005. Prior to that, Mr. Howenstein served as Regional Vice President from March 2002 to October 2003, and as Regional Operations Manager from 1999 to March 2002.

Summary Compensation Table
     The table below sets forth all compensation paid for each of the Company’s last three completed fiscal years, to the Company’s Chief Executive Officer and each of the Company’s other most highly compensated executive officers who received compensation (based on salary and bonus) exceeding $100,000.

					Long-Term
					Compensation
		Annual Compensation			Awards
				(e)		(i)
				Other		All
				Annual		Other
(a)		(c)	(d)	Compen-	(g)	Compen-
Name and	(b)	Salary	Bonus	sation	Options	sation
Principal Position	Year	($)	($)(1)	($)(2)	(#)	($)(3)
Todd B. Barnum	2006	$355,000	—	$10,608	—	$70,000
Chairman and Chief Executive	2005	356,539	—	18,998	—	70,000
Officer	2004	355,953	—	14,557	13,000	70,000

William C. Niegsch, Jr. Executive Vice President,	2006	$214,405	—	—	—	$30,000
Chief Financial Officer,	2005	205,950	$32,411	$4,767	—	30,000
Treasurer and Secretary	2004	213,208	38,900	$5,042	6,650	30,000

Robert A. Lindeman	2006	$220,933	—	—	50,000	$2,000
President	2005	152,831	$25,489	$3,566	—	2,000
	2004	161,936	43,783	4,114	—	2,000

James Howenstein	2006	$161,024	—	—	25,000	$2,000
Chief Operating Officer	2005	135,829	$10,600	$2,929	—	2,000
	2004	138,132	5,200	2,867	5,000	2,000

(1)	Amounts paid as bonuses are included for the year in which the bonus is earned, whether or not it is paid in that year or in a subsequent year.

(2)	The Company maintains a medical reimbursement plan which provides for the reimbursement of substantially all of the uninsured medical and dental expenses of the Chief Executive Officer of the Company and his immediate family. The amounts shown include the amount of medical and dental reimbursements made by the Company to Mr. Barnum, during the fiscal year, of $10,608, $11,867, and $7,438 for fiscal 2006, 2005, and 2004, respectively. The amounts shown also include amounts allocated to the executive officers pursuant to the Company’s 401(k) and Supplemental Deferred Compensation Plans, in amounts for Mr. Barnum of $0, $7,131, and $7,119, Mr. Niegsch of $0, $4,767, and $5,042, Mr. Lindeman of $0, $3,566, and $4,114, and Mr. Howenstein of $0, $2,929 and $2,867, for fiscal 2006, 2005, and 2004, respectively.

(3)	Amounts shown include the annual full amount of premiums paid by the Company on split dollar life insurance policies on the lives of each of Messrs. Barnum, Niegsch, Lindeman, and Howenstein, in amounts for Mr. Barnum of $30,000, Mr. Niegsch of $10,000, and Messrs. Lindeman and Howenstein of $2,000 each, for fiscal 2006, 2005, and 2004, respectively. Premiums paid by the Company will be repaid from the death benefit, and the balance will be paid to the employee’s beneficiaries. In the event of termination of employment, other than for cause or on death, the employee has the right to purchase the policy from the Company for the policy’s cash value; provided, however, that beginning in 1993 for Messrs. Barnum and Niegsch, in 2001 for Mr. Lindeman, and in 2002 for Mr. Howenstein, ownership of the Company’s cash value of the policy vests in the employee at the rate of 10% per year, so that the employee will only be required to pay the unvested portion of the Company’s cash value on termination. The amounts shown also include $40,000 of required deferred compensation to Mr. Barnum and $20,000 of required deferred compensation to Mr. Niegsch in each of fiscal years 2006, 2005, and 2004.

Severance Agreements
     The Company entered into severance agreements in the event of a change in control with Todd B. Barnum and William C. Niegsch, Jr., on January 10, 2000, and with Robert A. Lindeman on May 29, 2006 (collectively, the “Senior Executives”), and with James Howenstein on May 13, 2002 (Mr. Howenstein is referred to as the “Officer” and, together with the Senior Executives, the “Executives”). The severance agreements provide that in the event of an Executive’s termination of employment under certain circumstances during the “Effective Period” (as defined below) following a “Change in Control” (as defined below) of the Company, he or she will be entitled to severance benefits.
     The “Effective Period” is the 12-month period following a Change in Control, except for the Senior Executives who have a 13-month Effective Period, including a “Window Period” in the 13th month following a Change in Control in which the Senior Executives may terminate their employment for any reason and be entitled to severance benefits.
     A “Change in Control” for purposes of the severance agreements is deemed to have occurred if and when, after the effective date of the agreements:
(i)	any person, including any group, shall acquire beneficial ownership of shares of the Company which results in such person possessing more than 50% of the total voting power to elect directors of the Company;

(ii)	as the result of, or in connection with, any tender or exchange offer, merger or other business combination, or contested election, or any combination of the foregoing transactions (a “Transaction”), the owners of the voting shares of the Company outstanding immediately prior to such Transaction own less than a majority of the voting shares of the Company after the Transaction;

(iii)	during any period of two consecutive years during the term of the severance agreements, more than 50% of the members of the board of directors are replaced with new members, unless the replacements were approved in advance by the directors; or

(iv)	the sale, exchange, transfer, or other disposition of all or substantially all of the assets of the Company (a “Sale Transaction”).
     Notwithstanding the foregoing definition, a “Change in Control” will not be deemed to have occurred for purposes of the severance agreements upon the occurrence of the following events:
(i)	if the Executive, alone or as part of any group, shall acquire beneficial ownership of shares of the Company that results in the Executive, or the Executive as part of any group, possessing more than 50% of the total voting power to elect directors of the Company;

(ii)	upon the occurrence of any Transaction, Sale Transaction, consolidation, or reorganization involving the Company and the Executive, alone or with other officers of the Company, or any entity in which the Executive has an ownership interest, except where such entity is a publicly traded company and the Executive does not own more than a 1% interest in such entity prior to the Transaction, Sale Transaction, consolidation, or reorganization;

(iii)	a transaction otherwise commonly referred to as a “management leveraged buyout”; or

(iv)	an acquisition of stock of the Company by employee benefit plans sponsored by the Company.
     If the Officer terminates employment during the Effective Period for “Good Reason” (as defined below), or if a Senior Executive terminates his employment during the Effective Period for Good Reason or during the Window Period for any reason, or if the Company terminates employment during such period for any reason other than for “Cause” (as defined below) or as a result of death, retirement or disability (as defined in the agreement), the

Company will be obligated to pay his base salary and prorated bonus through the date of termination and to make a lump-sum payment equal to 2.99 times (for Senior Executives) or 1.5 times (for the Officer) the average annual compensation (including salary and bonus) which was payable to such Executive for the five taxable years ending prior to the date on which the Change in Control occurred. In addition, all outstanding stock options issued to the Executive shall become 100% vested.
     The definition of “Good Reason” includes termination by an Executive of his or her employment following a Change in Control because of the following: (i) a reduction in the Executive’s title, duties, or status, or the assignment of duties inconsistent with the Executive’s office; (ii) a reduction in either the Executive’s base salary or total compensation; (iii) a requirement that the Executive relocate or a substantial increase in the Executive’s business travel obligations; (iv) the relocation of the Company’s principal executive offices to a location outside the greater Columbus, Ohio area; (v) the failure by the Company to continue any material fringe benefit or compensation plan, retirement plan, life insurance plan, health and accident plan, or disability plan in which the Executive is participating at the time of the Change in Control; or (vi) any breach of the severance agreement by the Company or any successor.
     The Company shall only have “Cause” to terminate an Executive’s employment under the severance agreements upon the occurrence of one or more of the following grounds: (i) commission of a crime which is a felony, fraud, or embezzlement, or any misdemeanor involving an act of moral turpitude or committed in connection with the Executive’s employment and which causes the Company a substantial detriment or embarrassment; (ii) engagement in activities or conduct clearly injurious to the best interests or reputation of the Company; (iii) the willful and continued refusal or failure to perform reasonably assigned duties and responsibilities in a competent or satisfactory manner as determined by the Company; (iv) the willful and continued violation of any of the Company’s rules of conduct or behavior including the willful and continued insubordination of the Executive; or (v) the willful and continued violation of any of the material terms and conditions of the severance agreement or any other written agreement or agreements that the Executive may have with the Company.
     The severance agreements continue in effect until the third anniversary of the Effective Date; however, on each anniversary date the term of the agreement automatically extends for one additional year beyond the then existing term, unless, 120 days notice is given of the Company’s intent to terminate the agreement in which case the agreement shall terminate at the end of the then existing term.
Option Grants in Last Fiscal Year

Individual Grants
(c)
% of Total
		Options			(f)
		Granted			Potential Realizable Value
	(b)	To	(d)		At Assumed Annual Rates
	Options	Employees	Exercise	(e)	Of Stock Price Appreciation
(a)	Granted	In Fiscal	Price	Expiration	For Option Term(3)
Name	(#)(1)	Year	($/Sh)(2)	Date	5%($)	10%($)
Todd B. Barnum	—	—	—	—	—	—

William C. Niegsch, Jr.	—	—	—	—	—	—

Robert A. Lindeman	50,000	62.3%	12.20	11/02/15	$383,626	$972,183

James Howenstein	25,000	31.2%	12.20	11/02/15	$191,813	$486,091

(1)	All options were first exercisable November 2, 2006, and vest at the rate of 20% per year. Options not exercisable as of the date of a change in control of the Company will become exercisable immediately as of such date. Options not yet exercised are cancelled after 30 days following termination of employment other than by death or for cause. In the event of termination of employment by death, the option may be exercised for up to one year but not later than the expiration date. Options not yet exercised are immediately cancelled upon the termination of employment for cause. Generally, the exercise price of options may be paid in cash or in shares of common stock of the Company with the consent of the compensation committee. In addition, any tax which the Company is required to withhold in connection with the exercise of any stock option may be satisfied by the option holder by electing, with the consent of the compensation committee, to have the number of shares to be delivered on the exercise of the option reduced by, or otherwise by delivering to the Company, such number of shares of common stock having a fair market value equal to the amount of the withholding requirements.

(2)	In all cases, the exercise price was equal to or greater than the closing market price of the underlying shares on the date immediately prior to the date of grant.

(3)	The assumed rates of growth were selected by the Securities and Exchange Commission for illustration purposes only and are not intended to predict or forecast future stock prices.
Aggregated Option Exercises In Last Fiscal Year And Fiscal Year-End Option Values
     The following table provides certain information regarding the exercise of stock options during the fiscal year ended October 29, 2006, and the number and value of stock options held by the executive officers named in the Summary Compensation Table as of October 29, 2006.

(e)
			(d)	Value of
			Number of	Unexercised
			Unexercised	In-the-Money
	(b)	(c)	Options at FY-	Options at
	Shares	Value	End(#)	FY-end($)(1)
(a)	Acquired on	Realized	Exercisable/	Exercisable/
Name	Exercise (#)	($)	Unexercisable	Unexercisable
Todd B. Barnum	—	—	62,180/28,120	0/0

William C. Niegsch, Jr.	—	—	36,390/14,260	0/0

Robert A. Lindeman	—	—	6,000/54,000	0/0

James Howenstein	—	—	16,000/29,000	0/0

(1)	As of October 29, 2006, no unexercised options were in-the-money, meaning that the fair market value of the underlying securities exceeded the exercise price of the option at that date.

EQUITY COMPENSATION PLAN INFORMATION
     The following table sets forth additional information as of October 29, 2006, concerning shares of Max & Erma’s common stock that may be issued upon the exercise of options and other rights under our existing equity compensation plans and arrangements, divided between plans approved by our stockholders and plans or arrangements not submitted to our stockholders for approval. The information includes the number of shares covered by, and the weighted average exercise price of, outstanding options and other rights and the number of shares remaining available for future grants excluding the shares to be issued upon exercise of outstanding options, warrants and other rights.

Number of securities
remaining available
	Number of		for issuance under
	Securities		equity compensation
	to be issued upon	Weighted-average	plans (excluding
	exercise of	exercise price of	securities
	outstanding options,	outstanding options,	reflected in
	warrants and rights	warrants and rights	column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders(1)	288,950	$13.22	3,854

Equity compensation plans not approved by security holders	—	—	—

Total	288,950	$13.22	3,854

(1)	Equity compensation plans approved by stockholders include the 1992 Stock Option Plan, the 1996 Stock Option Plan, and the 2002 Stock Option Plan.

     The following Board Compensation Committee Report on Executive Compensation, Performance Graph, and Audit Committee Report will not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any of the Company’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and will not otherwise be deemed filed under such Acts.
BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
     The compensation committee reviews and evaluates individual senior executive officers and determines the compensation for each. In general, compensation is designed to attract and retain qualified key executives, reward individual performance, relate compensation to Max & Erma’s goals and objectives, and enhance stockholder value.
     Compensation for the executive officers includes base salary, bonus, and stock option awards. Base salary is reviewed annually in light of the committee’s perception of individual performance, performance of Max & Erma’s as a whole, and industry analysis and comparison. No specific weight is given to any of these factors in the evaluation of an executive officer’s base salary. Since 1991, however, the committee has felt that a significant portion of each senior executive officer’s compensation should be in the form of bonuses based upon Max & Erma’s performance.
     The committee also awards stock options to executive officers to encourage share ownership and to give them a stake in the performance of Max & Erma’s stock. Stock option awards are considered annually. The specific number of stock options granted to individual executive officers is determined by the committee’s perception of relative contributions or anticipated contributions to overall corporate performance. The committee also reviews the total number of options already held by individual executive officers at the time of grant.
     Compensation for Mr. Barnum, Max & Erma’s Chief Executive Officer, during the 2006 fiscal year included base salary only. Mr. Barnum’s base salary was determined by reviewing the previous level of his base salary, industry analysis and comparison, and increases in the cost of living. No specific weight was given to any of these factors in the evaluation of Mr. Barnum’s base salary. Mr. Barnum was eligible to receive a bonus during fiscal 2006 based on the Company achieving certain adjusted income targets. If those performance goals had been met, Mr. Barnum would have received up to $120,000 as a percentage of a bonus pool. Because the performance goals were not met, Mr. Barnum did not receive a bonus for fiscal 2006.
     The Budget Reconciliation Act of 1993 amended the Code to add Section 162(m) which bars a deduction to any publicly held corporation for compensation paid to a “covered employee” in excess of $1,000,000 per year. The Committee does not believe that this law will impact the Company in the near term because the current level of compensation for each of the Company’s executive officers is well below the $1,000,000 salary limitation.
Compensation Committee:
Jay B. Barney, Chairman
Donal H. Malenick

PERFORMANCE GRAPH
     The above Performance Graph compares the performance of the Company with that of the NASDAQ Market Index and a Peer Group Index, which is an index of SIC Code 5812 — Eating Places. Both the NASDAQ Market Index and the Peer Group Index include stocks of companies that were public as of October 29, 2006, and during the entire five-year period illustrated on the Performance Graph.

BOARD AUDIT COMMITTEE REPORT
     The audit committee of the board of directors, composed entirely of independent directors, met four times in fiscal 2006. The audit committee assists the board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and reporting practices of the corporation, and such other duties as directed by the board. The full responsibilities of the audit committee are set forth in its written charter, as adopted by the board of directors.
     In fulfilling its responsibilities, the audit committee, subject to stockholder ratification, engaged Deloitte & Touche LLP as the Company’s independent registered public accounting firm. The audit committee also:
•	reviewed and discussed the audited financial statements with management;

•	discussed with Deloitte & Touche LLP the matters required to be discussed by SAS No. 61, as may be modified and supplemented;

•	received the written disclosures and the letter from Deloitte & Touche LLP required by Independent Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as modified or supplemented, and discussed with Deloitte & Touche LLP its independence; and

•	after the review and discussions referred to in the three paragraphs above, recommended to the board of directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended October 29, 2006, for filing with the Securities and Exchange Commission.
     The audit committee provided guidance and oversight to the audit function of Max & Erma’s including review of the organization, plans, and results of this activity. Both the Chief Financial Officer and Deloitte & Touche LLP were afforded the routine opportunity to meet privately with the audit committee and were encouraged to discuss any matters they desired. The audit committee also met with selected members of management and the independent public accountants to review financial statements (including quarterly reports), discussing such matters as the quality of earnings; estimates, reserves, and accruals; suitability of accounting principles; highly judgmental areas; and audit adjustments whether or not recorded.
     In addition, the audit committee considered the quality and adequacy of Max & Erma’s internal controls and the status of pending litigation, taxation matters, and other areas of oversight to the financial reporting and audit process that the audit committee felt appropriate.
     Management has the responsibility for the preparation of Max & Erma’s consolidated financial statements and Deloitte & Touche LLP has the responsibility for the examination of those consolidated financial statements. Max & Erma’s consolidated financial statements and the report of Deloitte & Touche LLP are filed separately in the Annual Report on Form 10-K and should be read in conjunction with this letter and review of the financial statements.
     Based upon its work and the information received in the inquiries outlined above, the audit committee is satisfied that its responsibilities under the charter for the period October 31, 2005, through October 29, 2006, were met, and that the financial reporting and audit processes of the Company are functioning effectively.
Audit Committee:
Michael G. Giulioli, Chairman
Donal H. Malenick
Jay B. Barney

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
     Section 16(a) of the Exchange Act, as amended, requires the Company’s officers and directors, and greater than 10% stockholders, to file reports of ownership and changes in ownership of the Company’s securities with the Securities and Exchange Commission. Copies of the reports are required by SEC regulation to be furnished to the Company. Based on its review of such reports and written representations from reporting persons, the Company believes that all filing requirements were complied with during fiscal 2006, with the exception of one late Form 4 filing for Mr. Lindeman.
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
     During fiscal 2006, the members of the compensation committee included Messrs. Arthur, Rothman, Green, Barney, and Malenick. None of these members was an executive officer of the Company or its subsidiaries during or prior to his service as a member of the compensation committee.
ADOPTION OF THE COMPANY’S 2007 STOCK INCENTIVE PLAN
     At the Annual Meeting, the Company will submit to stockholders a proposal to approve and adopt the Max & Erma’s Restaurants, Inc. 2007 Stock Incentive Plan (the “2007 Plan”). The board of directors unanimously approved the adoption of the 2007 Plan on December 12, 2006. This summary of the principal features of the 2007 Plan is qualified in its entirety by the full text of the 2007 Plan, which is attached hereto as Appendix B and incorporated herein by reference. A vote in favor of adopting the 2007 Plan will constitute approval of all terms of the 2007 Plan.
Purpose
     The 2007 Plan is intended to further the growth and profitability of the Company by providing increased incentives to and encouraging share ownership on the part of key employees, officers and directors of, and consultants and advisers who render services to the Company, and any future parent or subsidiary of the Company.
General
     The 2007 Plan permits the granting of stock options and restricted stock awards (collectively, “Awards”) to eligible participants. If our stockholders approve the 2007 Plan at the Annual Meeting, the maximum number of shares of our common stock that will be issued pursuant to the 2007 Plan will be 250,000 shares. The market value of the 250,000 shares of our common stock to be subject to the 2007 Plan was approximately $2,000,000 at December 31, 2006. If an Award expires or is canceled without having been fully exercised or vested, the unvested or canceled shares will be available again for grants of Awards.
Administration of the 2007 Plan
     The 2007 Plan will be administered by the Company’s compensation committee (the “Committee”). The members of the Committee must qualify as “non-employee directors” under Rule 16b-3 of the Securities Exchange Act of 1934 (“Rule 16b-3”), and as “outside directors” under section 162(m) of the Internal Revenue Code (the “Code”). Subject to the terms of the 2007 Plan, the Committee has discretion to determine the employees and consultants who shall be granted Awards, the terms and conditions of such Awards, and to construe and interpret the 2007 Plan. The board of directors has such discretion with regard to non-employee directors. The Committee also is responsible for making adjustments in outstanding Awards, the shares available for Awards, and the numerical limitations for Awards to reflect any transactions such as stock splits or stock dividends. The Committee may delegate its authority to one or more directors or officers; provided, however, that the Committee may not delegate its authority and powers (a) with respect to Section 16 Persons, or (b) in any way which would jeopardize the Plan’s qualification under Section 162(m) of the Code or Rule 16b-3. The board of directors may amend or terminate the 2007 Plan at any time and for any reason, but to the extent required under Rule 16b-3, material amendments to the 2007 Plan must be approved by the stockholders.

Eligibility to Receive Awards
     Eligibility to participate in the 2007 Plan extends to the management, key employees, directors, and consultants of the Company. The estimated number of eligible participants is approximately 40 persons. The actual number of individuals who will receive options or restricted stock awards under the 2007 Plan cannot be determined because eligibility for participation in the 2007 Plan is at the discretion of the Committee. No participant may receive Awards covering more than 250,000 shares under the 2007 Plan.
Options
     The Committee may grant incentive stock options, which entitle the holder to favorable tax treatment, and/or non-statutory options. The number of shares covered by each option is determined by the Committee. The Committee will determine the option price per share of each option granted under the Plan, provided that the option price of each option granted under the Plan may not be less than the fair market value of a share on the date of grant of such option.
     The optionee or other person exercising the option will make full payment of the option price in cash or, with the consent of the Committee, by tendering any combination of the following:
•	previously acquired shares (valued at fair market value, as determined by the Committee, as of such date of tender);

•	a full recourse promissory note of the optionee for the portion of the option price in excess of the par value of shares subject to the option, under terms and conditions determined by the Committee (to the extent permitted by applicable law); or

•	by any other means which the Committee, in its sole discretion, determines to provide both legal consideration for the shares and to be consistent with the purposes of the Plan.
     If the shares subject to the option have been registered under the Securities Act of 1933, as amended, and there is a regular public market for the shares, the optionee or other person exercising the option may make full payment of the option price by delivering to the Company on the date of exercise of the option written notice of exercise together with:
•	written instructions to forward a copy of such notice of exercise to a broker or dealer, as defined in section 3(a)(4) and 3(a)(5) of the Securities Exchange Act of 1934, as amended (“Broker”), designated in such notice and to deliver to the specified account maintained with the Broker by the person exercising the option a certificate for the Shares purchased upon the exercise of the option; and

•	a copy of irrevocable instructions to the Broker to deliver promptly to the Company a sum equal to the purchase price of the Shares purchased upon exercise of the option and any other sums required to be paid to the Company under the Plan.
     If tax offset payments sufficient to allow for withholding of taxes are not being made at the time of exercise of an option, the Company shall have the right to require the optionee or other person exercising such option to remit to the Company, by deduction from salary, wages or otherwise, an amount sufficient to satisfy federal, state, and local withholding tax requirements or to deduct from all payments made under the Plan, including tax offset payments, amounts sufficient to satisfy all withholding tax requirements.
     The Committee will determine the period during which each option may be exercised; provided, however, that any incentive stock option granted under the 2007 Plan will have an option period which does not exceed 10 years from the date of grant. If the grant of any option becomes subject to Code Section 409A, then notwithstanding the foregoing, the Committee-designated exercise period may be modified to include only those dates that are compliant with Code Section 409A’s distribution rules.

     Options will expire at such time as the Committee determines at the date of grant; provided, however, that no incentive stock options may be exercised on or after 10 years from the date of grant.
     Awards of non-statutory options granted to non-employee directors shall be in accordance with the terms described herein; provided, however, that the board of directors shall have all of the authority and discretion otherwise granted to the Committee.
Termination of Options
     Any option granted under the 2007 Plan will, subject to earlier termination by its terms, terminate automatically if not exercised:
•	within 30 days after the optionee’s termination of employment with the Company (other than by reason of death, disability, or for cause);

•	within one year after the employee’s death or termination of employment by the Company by reason of disability, as defined in the 2007 Plan; and

•	upon termination by the Company For Cause.
Termination For Cause
     Termination of Employment “For Cause” means termination of employment for (a) the commission of an act of dishonesty, including but not limited to misappropriation of funds or property of the Company; (b) the engagement in activities or conduct injurious to the reputation of the Company; (c) the conviction or entry of a guilty or no contest plea to a misdemeanor involving an act of moral turpitude or a felony; (d) the violation of any of the terms and conditions of any written agreement the optionee may have with the Company or its Parent or Subsidiary (following 30 days’ written notice from the Company specifying the violation and the employee’s failure to cure such violation within such 30-day period), or (e) any refusal to comply with the written directives, policies, or regulations established from time to time by the board of directors.
Restricted Stock Awards
     Restricted stock awards are shares of the Company’s common stock which vest in accordance with terms established by the Committee in its discretion. For example, the Committee may provide that restricted stock will vest only if one or more performance goals are satisfied and/or only if the participant remains employed with the Company for a specified period of time. Any performance measures may be applied on a Company-wide or an individual business unit basis, as deemed appropriate in light of the participant’s specific responsibilities.
Awards to be Granted to Certain Individuals and Groups
     The Committee has discretion to determine the number and type of Awards to be granted to any employee, director, or consultant. Accordingly, the actual number and type of Awards to be granted in the future is not determinable.
Non-transferability of Options
     Except for non-statutory stock options, Awards granted under the 2007 Plan may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the applicable laws of descent and distribution. Non-statutory stock options may be transferred for no consideration to family members or to trusts or other entities for their benefit, or to other persons, if approved by the Committee.
Tax Aspects
     As explained below, each type of award has different federal income tax consequences. In addition to these, a participant may also be subject to foreign, state and local income or other tax consequences in the jurisdiction in which the participant works and/or resides. The following is a summary of the material federal income tax consequences with respect to awards under the 2007 Plan. It is not intended to be tax advice to participants. We do not intend the following discussion to be a complete explanation of all of the federal income tax consequences of participating in the 2007 Plan. Participants in the 2007 Plan should rely on their own tax advisers concerning the specific tax consequences to them, including the applicability and effect of state, local, and foreign tax laws.
  Stock Options
     The 2007 Plan allows the Committee to grant non-statutory and incentive stock options. Generally, no income is recognized when either type of stock option is granted to the participant, but the subsequent tax treatment differs widely.
  Non-statutory Stock Options
     Generally, if a participant exercises a non-statutory stock option, the excess of the fair market value of a share on the date of exercise over the stock option price is ordinary compensation income to the participant at the time of the exercise. A corresponding deduction is available to us. The tax basis for the shares purchased is their fair market value on the date of exercise. Any gain or loss that the participant realizes from a later sale of the shares for an amount in excess of or less than the tax basis of the shares will be taxed as capital gain or loss, respectively, for which we are not entitled to a corresponding deduction. The character of the gain or loss (short-term or long-term) will depend upon how long the participant held the shares since exercise. Generally, capital gains will be taxable as long-term capital gains if the shares are held more than one year from exercise.
  Incentive Stock Options
     Generally, a participant will recognize no regular taxable income upon the exercise of an incentive stock option. The tax basis of the shares acquired will be the exercise price. If the participant meets the Holding Periods requirements described below, all gain or loss that he or she realizes upon a later sale of the shares for an amount in excess of or less than their tax basis will be taxed as a capital gain or loss for which we are not entitled to a deduction. To receive this favorable treatment, the participant must not dispose of the shares that he or she acquires by exercising an incentive stock option within two years after the date the stock option was granted, nor within one year after the exercise date (the “Holding Periods”). If the participant disposes of the shares before the end of the Holding Periods, the amount of that gain which equals the lesser of: (1) the difference between the fair market value on the exercise date and the stock option price; or (2) the difference between the sale price and the stock option price, will be taxed as ordinary income to the participant (with a corresponding deduction available to us). Any remaining gain or loss will be taxed as short-term or long-term capital gain, depending upon how long the participant held the shares, for which we are not entitled to a corresponding deduction.
  Alternative Minimum Tax – Incentive Stock Options
     For determining a participant’s alternative minimum taxable income subject to the alternative minimum tax, a participant’s exercise of an incentive stock option will result in the recognition of alternative minimum taxable income at the time of the exercise of the stock option in an amount equal to the excess of the fair market value of the shares on the exercise date over the stock option price.
  Restricted Stock
     In general, a participant who is granted restricted shares of common stock will not recognize taxable income upon grant, but instead will recognize ordinary income when the shares vest and are no longer subject to restriction. Alternatively, within 30 days of the grant of the restricted stock a participant may elect, under Section 83(b) of the Code, to be taxed at the time of the grant. In either case, a corresponding deduction will be available to us. In all cases, the amount of ordinary income that a participant recognizes will be equal to the fair market value of the shares at the time the participant recognizes income, less the price paid for the shares, if any. Generally, any gain recognized thereafter will be capital gain or loss.

  Max & Erma’s Restaurants, Inc. Tax Deduction
     As discussed previously, we will be entitled to a tax deduction for an award made under the 2007 Plan to the extent that the participant recognizes ordinary income (but not capital gain income) from the award. Section 162(m) of the Code contains special rules regarding the federal income tax deductibility of compensation paid to our Chief Executive Officer and to each of the other four most highly compensated executive officers. The general rule is that compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000 or qualifies as “performance-based” compensation under Section 162(m). We have designed the Plan so that awards to covered officers should qualify as performance-based compensation under Section 162(m).
  Deferred Compensation/Section 409A Awards
     Section 409A of the Code provides that covered amounts deferred under a nonqualified deferred compensation plan are includable in the participant’s gross income to the extent not subject to a substantial risk of forfeiture and not previously included in income, unless certain requirements are met, including limitations on the timing of deferral elections and events that may trigger the distribution of deferred amounts.
     The Company has designed the Plan so that awards are either intended to comply with, or are exempt from coverage of, Section 409A of the Code. The Company intends to continue to review the terms of the Plan and may, subject to the terms of the Plan, adopt additional amendments to comply with current and additional guidance issued under Section 409A of the Code. However, if an award fails to meet or is not granted in compliance with these new requirements, the award may be subject to an additional 20% tax, interest, and applicable withholding and employment taxes.
Required Vote
     Approval of the 2007 Plan requires the affirmative vote of a majority of the shares represented and voting, in person or by proxy, at the Annual Meeting. Abstentions have the same effect as votes cast against approval of the 2007 Plan, and broker non-votes have no effect.
The board of directors recommends that our stockholders vote “FOR” the approval of the 2007 Stock Incentive Plan.
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
     The audit committee of the board of directors has selected, subject to the ratification of the stockholders of the Company, Deloitte & Touche LLP as independent registered public accounting firm for the Company for the fiscal year ending October 28, 2007. It is intended that persons acting under the accompanying proxy will vote the shares represented thereby in favor of ratification of such appointment. It is anticipated that representatives of Deloitte & Touche LLP will be present at the Annual Meeting to respond to appropriate questions and to make a statement if such representatives so desire. Deloitte & Touche LLP has performed audits of Max & Erma’s financial statements since 1980.
     Ratification of the selection of the independent registered public accounting firm requires the affirmative vote of the holders of a majority of the shares of common stock voting on the matter. The board of directors recommends a vote FOR ratification of the selection of the independent registered public accounting firm. Abstentions have the same effect as votes cast against ratification, and broker non-votes have no effect. Unless a contrary choice is specified, proxies solicited by the board of directors will be voted for ratification of the selection of the independent registered public accounting firm.

FEES OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
     The following table shows the aggregate fees billed to the Company by its independent registered public accounting firm, Deloitte & Touche LLP, for services rendered during the fiscal years ended October 29, 2006 and October 30, 2005:

Description of Fees	Year	Amount
Audit Fees(1)	2006	$183,500
	2005	$149,000

Audit-Related Fees(2)	2006	—
	2005	$27,970

Tax Fees(3)	2006	$27,000
	2005	$25,250

All Other Fees(4)	2006	$33,450
	2005	$39,270

(1)	Includes fees for audits for fiscal 2005 and 2006, financial statements, and reviews of the related quarterly financial statements.

(2)	Includes fees for accounting work in response to SEC comments on the Company’s 2004 Form 10-K and Annual Report.

(3)	Includes fees for services related to tax compliance and tax planning.

(4)	Fees for fiscal 2005 and 2006 were related to cost segregation studies and other miscellaneous consulting fees.
     Prior to the engagement of services with Deloitte & Touche LLP, the audit committee is presented with an engagement letter or a detailed description of the services to be rendered and a fee estimate. A discussion ensues between members of the audit committee and management to determine the appropriate scope of work to be performed. Once approval is obtained, the work begins on the specified projects. One hundred percent (100%) of the work performed during fiscal 2006 by Deloitte & Touche LLP was approved in accordance with the foregoing procedure.
REPORTS TO BE PRESENTED AT THE MEETING
     There will be presented at the meeting Max & Erma’s Annual Report to Stockholders for the fiscal year ended October 29, 2006, containing financial statements for such year and the signed opinion of Deloitte & Touche LLP, independent registered public accounting firm, with respect to such financial statements. The Annual Report to Stockholders is not to be regarded as proxy soliciting material and management does not intend to ask, suggest or solicit any action from the stockholders with respect to such report.
COST OF SOLICITATION OF PROXIES
     The cost of this solicitation will be paid by Max & Erma’s. In addition to the solicitation of proxies by mail, the directors, officers and employees of Max & Erma’s may solicit proxies personally or by telephone or telegraph. Max & Erma’s may request persons holding shares in their names for others to forward soliciting materials to their principals to obtain authorization for the execution of proxies, and Max & Erma’s may reimburse such persons for their expenses in doing so. Max & Erma’s may also retain a professional proxy solicitation firm to assist in the solicitation of proxies at a maximum total cost to be borne by Max & Erma’s of $12,000 plus out-of-pocket expenses.

STOCKHOLDER PROPOSALS
     Each year the board of directors submits its nominations for election of directors at the Annual Meeting of Stockholders. Other proposals may be submitted by the board of directors or the stockholders for inclusion in the Proxy Statement for action at the Annual Meeting. Any proposal submitted by a stockholder for inclusion in the Proxy Statement for the Annual Meeting of Stockholders to be held in 2008 must be received by the Company (addressed to the attention of the Secretary) on or before October 8, 2007. Any stockholder proposal submitted outside the processes of Rule 14a-8 under the Exchange Act for presentation at our 2008 Annual Meeting will be considered untimely for purposes of Rule 14a-4 and 14a-5 if notice thereof is received by the Company (addressed to the attention of the Secretary) after December 21, 2007.
CODE OF BUSINESS CONDUCT AND ETHICS
     Max & Erma’s has adopted a Code of Business Conduct and Ethics as part of its corporate compliance program. The Code of Business Conduct and Ethics applies to all of Max & Erma’s directors, officers and employees, including its chief executive officer, chief financial officer, and controller. The Code of Business Conduct and Ethics is posted on the investor relations page of the Max & Erma’s website at www.maxandermas.com. Any amendments to, or waivers from, this code of ethics will be posted on our website.
OTHER MATTERS
     The only business which the board intends to present at the meeting consists of the matters set forth in this proxy statement. The board knows of no other matters to be brought before the meeting by any other person or group. If any other matter should properly come before the meeting, the proxy holders will vote thereon in their discretion.
     All proxies received duly executed will be voted. You are requested to sign and date the enclosed proxy and mail it promptly in the enclosed envelope. If you later desire to vote in person, you may revoke your proxy, either by written notice to the Company or in person at the meeting, without affecting any vote previously taken.
WHERE YOU CAN FIND MORE INFORMATION
     Max & Erma’s files reports, proxy statements, and other information with the SEC under the Exchange Act. You may read and copy this information at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the SEC’s Public Reference Room by calling the SEC at 1-800-SEC-0330.
     The SEC also maintains an internet web site that contains reports, proxy statements, and other information about issuers, like Max & Erma’s, who file electronically with the SEC. The address of the site is http://www.sec.gov. Except as specifically incorporated by reference into this proxy statement, information on the SEC’s web site is not part of this proxy statement.
* * *
BY ORDER OF THE BOARD OF DIRECTORS
Todd B. Barnum
Chairman of the Board and
Chief Executive Officer

APPENDIX A
MAX & ERMA’S RESTAURANTS, INC.
AMENDED AND RESTATED AUDIT COMMITTEE CHARTER
As Amended December 12, 2006
     This Charter sets forth the role and responsibilities of the Audit Committee of the Company in its financial reporting system. The Audit Committee’s purpose is to oversee the accounting and financial reporting processes and the audits of the financial statements of the Company.
Responsibilities
     In its capacity as a committee of the Board, the Audit Committee will be directly responsible for the appointment, compensation, retention and oversight of the work of any engaged public accounting firm registered with the Public Company Accounting Oversight Board (the “Independent Registered Public Accounting Firm”). The Audit Committee is also appointed by the Board to assist the Board in, among other things:
(1)	Monitoring the integrity of the financial statements of the Company;

(2)	Requiring that the Independent Registered Public Accounting Firm submits on a periodic basis, but at least annually, to the Audit Committee a formal written statement delineating all relationships between the Independent Registered Public Accounting Firm and the Company, consistent with Independence Standards Board Standard No. 1, and actively engaging in a dialogue with the Independent Registered Public Accounting Firm with respect to any disclosed relationships or services that may impact the objectivity and independence of the Independent Registered Public Accounting Firm and for taking, or recommending that the Board of Directors take, appropriate action, to oversee the independence;

(3)	Establishing procedures for:
(i)	the receipt, retention, and treatment of complaints by the listed issuer regarding accounting, internal accounting controls, or auditing matters, and

(ii)	the confidential, anonymous submission by employees of the listed issuer of concerns regarding questionable accounting or auditing matters;
(4)	Making such reports as are required by the Securities and Exchange Commission; and

(5)	Reviewing and assessing the adequacy of this Charter, at least annually.
Membership Requirements
     The Audit Committee shall consist of at least three members, each of whom must:
(1)	be independent as defined under Nasdaq Rule 4200(a)(15);

(2)	meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934;

(3)	not have participated in the preparation of the financial statements of the Company or any subsidiary of the Company at any time during the past three years; and

(4)	be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement.

     The members of the Audit Committee shall be appointed by the Board on the recommendation of the Nominating and Corporate Governance Committee. If the Board of Directors has not done so, the Audit Committee members shall select a Chair. At least one member of the Audit Committee must be an audit committee financial expert as defined by Regulation S-K, Item 401(h)(2) and who meets the requirements of Nasdaq Rule 4350(d)(2)(A).
Authority
     The Audit Committee shall have the authority to engage independent counsel and other advisers, as it determines necessary to carry out its duties. The Audit Committee may require any officer or employee of the Company or the Company’s internal or outside counsel or the Independent Registered Public Accounting Firm to attend a meeting of the Committee or to meet with any members of, or consultants to, the Audit Committee. The Audit Committee may not, however, knowingly cause the Company’s counsel to make any disclosure in a manner that would cause a loss of the attorney-client privilege or a waiver of the work product doctrine.
     The Company will provide appropriate funding, as determined by the Audit Committee, in its capacity as a committee of the Board, for payment of:
(1)	Compensation to any Independent Registered Public Accounting Firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company;

(2)	Compensation to any advisers employed by the Audit Committee pursuant to authority granted by this Charter; and

(3)	Ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.
Processes
     In fulfilling its responsibilities and in the exercise of its authority, during each of the periods indicated the Audit Committee shall:
A.	QUARTERLY

1.	Maintain minutes of its meetings (which may, if needed to protect privilege, be confidential) and make regular reports to the Board.

2.	Review with management and the Independent Registered Public Accounting Firm the financial statement review completed by the Independent Registered Public Accounting Firm prior to the release of quarterly earnings.

3.	Review an analysis prepared by management and the Independent Registered Public Accounting Firm of significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements.

4.	Meet periodically with management to review the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

B.	ANNUALLY

1.	Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company’s financial statements.

2.	Discuss with the Independent Registered Public Accounting Firm the matters required to be discussed by SAS No. 61 relating to the conduct of the audit.

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3.	Prepare the Audit Committee Report containing the name of each member of the Audit Committee at the end thereof, as required by the rules of the Securities and Exchange Commission, to be included in the Company’s annual proxy statement, stating whether:
(a)	The Audit Committee reviewed and discussed the audited financial statements with management;

(b)	The Audit Committee discussed with the Independent Registered Public Accounting Firm the matters required to be discussed by SAS No. 61, as may be modified or supplemented;

(c)	The Audit Committee received the written disclosures and the letter from the Registered Public Accounting Firm required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with the Independent Registered Public Accounting Firm the independence of the Independent Registered Public Accounting Firm; and

(d)	Based on the review and discussions referred to in paragraphs (a) through (c) above, whether the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K (17 CFR § 249.310) for the last fiscal year for filing with the Commission.
4.	Provide the Board with such individual information and assurances as are reasonably necessary to assure that each member is an Independent Director.
5.	Obtain from the Independent Registered Public Accounting Firm assurance that Section 10A of the Private Securities Litigation Reform Act of 1995 has not been implicated.
6.	Meet with the Independent Registered Public Accounting Firm prior to the audit to review the planning and staffing of the audit.
7.	Obtain reports from management, the Company’s senior internal auditing executive and the Independent Registered Public Accounting Firm that the Company’s subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Company’s Code of Conduct.
8.	Review with the Independent Registered Public Accounting Firm any problems or difficulties the Independent Registered Public Accounting Firm may have encountered and any management letter provided by the Independent Registered Public Accounting Firm and the Company’s response to that letter. Such review should include:
(a)	Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

(b)	Any changes required in the planned scope of the internal audit.

(c)	The internal audit department responsibilities, budget and staffing.
9.	Advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations and with the Company’s Code of Conduct.
10.	Review with the Company’s inside general counsel and principal outside counsel those legal matters that may have a material impact on the financial statements, the Company’s compliance policies and any material reports or inquiries received from regulators or governmental agencies.
11.	Meet at least annually with the chief financial officer, the senior internal auditing executive and the Independent Registered Public Accounting Firm in separate executive sessions.

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12.	Review major changes to the Company’s auditing and accounting principles and practices as suggested by the Independent Registered Public Accounting Firm, internal auditors or management.
13.	Approve the fees to be paid to the Independent Registered Public Accounting Firm.
14.	Conduct an evaluation of the Committee’s performance, which will address subjects including the Committee’s composition, responsibilities, structure and process, and effectiveness, and recommend proposed changes to the Board of Directors for approval.
     While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the Independent Registered Public Accounting Firm.

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APPENDIX B
MAX & ERMA’S RESTAURANTS, INC.
2007 STOCK INCENTIVE PLAN
     1. Purpose. This plan (the “Plan”) is intended as an incentive and to encourage stock ownership by certain key employees, officers and directors of, and consultants and advisers who render services to, Max & Erma’s Restaurants, Inc., a Delaware corporation (the “Company”), and any current or future Parent or Subsidiary thereof (the “Company Group”) by the granting of stock options (the “Options”) and restricted stock (the “Restricted Stock”) as provided herein. By encouraging such stock ownership, the Company seeks to attract, retain and motivate employees, officers, directors, consultants and advisers of training, experience and ability. The Options granted under the Plan may be either incentive stock options (“ISOs”) which meet the requirements of section 422 of the Internal Revenue Code of 1986, as amended from time to time hereafter (the “Code”), or options which do not meet such requirements (“Non-Statutory Options”). Grants of Non-Statutory Options will be designed to qualify for the exemption from coverage of Internal Revenue Code Section 409A and the guidance promulgated thereunder (“Code Section 409A”).
     2. Effective Date. The Plan will become effective on March 13, 2007, subject to ratification by an affirmative vote of the holders of a majority of the Shares which are present, in person or by proxy, and entitled to vote at the Company’s 2007 Annual Meeting of Stockholders (the “Effective Date”).
     3. Administration.
          (a) The Plan will be administered by a committee (the “Committee”) appointed by the Board of Directors of the Company (the “Board”) which consists of not fewer than two members of the Board. If any class of equity securities of the Company is registered under section 12 of the Securities Exchange Act of 1934, as amended (the “1934 Act”), all members of the Committee will be “non-employee directors” as defined in Rule 16b-3(b)(2)(i) promulgated under the 1934 Act (or any successor rule of like tenor and effect) and “outside directors” as defined in section 162(m) of the Code and the regulations promulgated thereunder.
          (b) Subject to the provisions of the Plan, the Committee is authorized to establish, amend and rescind such rules and regulations as it deems appropriate for its conduct and for the proper administration of the Plan, to make all determinations under and interpretations of, and to take such actions in connection with the Plan or the Awards granted thereunder as it deems necessary or advisable. All actions taken by the Committee under the Plan are final and binding on all persons. No member of the Committee is liable for any action taken or determination made relating to the Plan, except for willful misconduct.
          (c) Notwithstanding any contrary provisions of this Section 3, the Board shall have full and sole authority and discretion with respect to the grant of Non-Statutory Options, Restricted Stock, and Tax Offset Payments to non-employee directors of the Company. The Board shall also have all of the authority and discretion otherwise granted to the Committee with respect to the administration of any Non-Statutory Options, Restricted Stock, and Tax Offset Payments granted to non-employee directors.
          (d) The Company will indemnify each member of the Committee against costs, expenses and liabilities (other than amounts paid in settlements to which the Company does not consent, which consent will not be unreasonably withheld) reasonably incurred by such member in connection with any action to which he or she may be a party by reason of service as a member of the Committee, except in relation to matters as to which he or she is adjudged in such action to be personally guilty of negligence or willful misconduct in the performance of his or her duties. The foregoing right to indemnification is in addition to such other rights as the Committee member may enjoy as a matter of law, by reason of insurance coverage of any kind, or otherwise.
     4. Eligibility.
          (a) The Committee may grant Options, Restricted Stock, and Tax Offset Payments, as defined in Section 14, (each, individually, an “Award”) to such Key Employees and directors who are not employees of, and to consultants and advisers who render services to, the Company or the Company Group as the Committee may select from time to time (the “Participants”); provided, however, only Key Employees are eligible to receive ISOs. The Committee may grant more than one Award to an individual under the Plan.
          (b) No ISO may be granted to an individual who, at the time an ISO is granted, is considered under section 422(b)(6) of the Code as owning stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of its Parent or any Subsidiary; provided, however, this restriction will not apply if at the time such ISO is granted the option price per share of such ISO is at least 110% of the Fair Market Value of such share, and such ISO by its terms is not exercisable after the expiration of five years from the date it is granted. This Section 4(b) has no application to Options granted under the Plan as Non-Statutory Options.
          (c) The aggregate Fair Market Value (determined as of the date the ISO is granted) of shares with respect to which ISOs are exercisable for the first time by any Optionee during any calendar year under the Plan or any other incentive stock option plan of the Company or the Company Group may not exceed $100,000. If an ISO which exceeds the $100,000 limitation of this Section 4(c) is granted, the portion of such Option which is exercisable for Shares in excess of the $100,000 limitation shall be treated as a Non-Statutory Option pursuant to Section 422(d) of the Code. Except as otherwise provided in the preceding sentence, this Section 4(c) has no application to Options granted under the Plan as Non-Statutory Options.
     5. Stock Subject to Plan. The shares subject to Options and Restricted Stock grants under the Plan are the shares of common stock, $0.10 par value, of the Company (the “Shares”). The Shares issued under the Plan may be authorized and unissued Shares, Shares purchased on the open market or in a private transaction, or Shares held as treasury stock. The aggregate number of Shares which may be granted or awarded under the Plan may not exceed 250,000 shares, subject to adjustment in accordance with the terms of Section 15 of the Plan. The maximum number of Shares for which Awards may be granted under the Plan during the term of the Plan to any one individual may not exceed 250,000 shares subject to adjustment in accordance with the terms of Section 15 of the Plan. The unpurchased Shares subject to terminated or expired Options, and Restricted Stock for which restrictions have not lapsed, may be offered again under the Plan. The Committee, in its sole discretion, may permit the exercise of any Option as to full Shares or fractional Shares. Proceeds from the sale of Shares under Options or Restricted Stock Agreements will be general funds of the Company.
     6. Restricted Stock
          (a) Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to Key Employees and consultants in such amounts as the Committee, in its sole discretion, shall determine. The Committee, in its sole discretion, shall determine the number of Shares to be granted to each Key Employee or consultant.
          (b) Each award of Restricted Stock shall be evidenced in writing by a restricted stock agreement (“Restricted Stock Agreement”) that shall specify the Period of Restriction, the number of Shares granted, any price to be paid for the Shares, and such other terms and conditions as the Committee, in its sole discretion, shall determine. Unless the Committee determines otherwise, Shares of Restricted Stock shall be held by the Company as escrow agent until the restrictions on such Shares have lapsed. Any action under Section 15 may be reflected in an amendment to, or restatement of, such Restricted Stock Agreement.
          (c) Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction. In no event may the restrictions on Restricted Stock granted to a Section 16 Person lapse prior to six (6) months following the grant date.
          (d) The Committee, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate, in accordance with this Section 6(d). For example, the Committee may set restrictions based upon the achievement of specific performance objectives (Company-wide, divisional, or individual), applicable federal or state securities laws, or any other basis determined by the Committee in its discretion. The Committee, in its discretion, may legend the certificates representing Restricted Stock to give appropriate notice of the restrictions applicable to such Shares.

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          (e) Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall be released from escrow as soon as practicable after the last day of the Period of Restriction. The Committee, in its discretion, may accelerate the time at which any restrictions shall lapse and may remove any restrictions; provided, however, that the Period of Restriction on Shares granted to a Section 16 Person may not lapse until at least six (6) months after the grant date. After the restrictions have lapsed, a grantee of Restricted Stock shall be entitled to have any legend or legends imposed under Section 6(d) hereof removed from his or her Share certificate, and the Shares shall be freely transferable by such grantee.
          (f) During the Period of Restriction, participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless otherwise provided in the Restricted Stock Agreement.
          (g) During the Period of Restriction, participants holding Shares of Restricted Stock shall be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Restricted Stock Agreement. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid. With respect to Restricted Stock granted to a Section 16 Person, any dividend or distribution that constitutes a “derivative security” or an “equity security” under section 16 of the 1934 Act shall be subject to a Period of Restriction equal to the longer of: (a) the remaining Period of Restriction on the Shares of Restricted Stock with respect to which the dividend or distribution is paid; or (b) six (6) months.
          (h) On the date set forth in the Restricted Stock Agreement, the Restricted Stock for which restrictions have not lapsed shall revert to the Company and again shall become available for grant under the Plan.
          (i) At the time of the grant of Restricted Stock to a Key Employee, and prior to the beginning of the performance period to which the performance objectives relate, the Committee may establish performance objectives based on any one or more of the following: price of Company Common Stock or the stock of any affiliate, stockholder return, return on equity, return on investment, return on capital, sales productivity, comparable store sales growth, economic profit, economic value added, net income, operating income, gross margin, sales, free cash flow, earnings per share, operating company contribution or market shares. These factors shall have a minimum performance standard below which, and a maximum performance standard, above which, no payments will be made. These performance goals may be based on an analysis of historical performance and growth expectations for the business, financial results of other comparable businesses, and programs towards achieving the long-range strategic plan for the business. These performance goals and determination of results shall be based entirely on financial measures. The Committee may not use any discretion to modify award results except as permitted under Section 162(m) of the Code.
     7. Grant of Options.
          (a) At the time of grant, the Committee will determine whether the Options granted will be ISOs or Non-Statutory Options. All Options granted will be authorized by the Committee and, within a reasonable time after the date of grant, will be evidenced in writing by a stock option agreement (“Stock Option Agreement”) in such form and containing such terms and conditions not inconsistent with the provisions of this Plan as the Committee may determine. Any action under Section 15 may be reflected in an amendment to, or restatement of, such Stock Option Agreement.
          (b) The Committee may grant Options having terms and provisions which vary from those specified in the Plan if such Options are granted in substitution for, or in connection with the assumption of, existing options granted by another corporation and assumed or otherwise agreed to be provided for by the Company pursuant to or by reason of a transaction involving a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation to which the Company is a party.
     8. Option Price. The Committee will determine the option price per Share (the “Option Price”) of each Option granted under the Plan. Notwithstanding the foregoing, the Option Price of each Option granted under the Plan may not be less than the Fair Market Value of a Share on the date of grant of such Option. The date of grant will be the date the Committee acts to grant the Option or such later date as the Committee specifies and the

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Fair Market Value will be determined in accordance with Section 28(c) and without regard to any restrictions other than a restriction which, by its terms, will never lapse.
     9. Option Period. The Committee will determine the period during which each Option may be exercised (the “Option Period”); provided, however, any ISO granted under the Plan will have an Option Period which does not exceed 10 years from the date of grant. If the grant of any Option becomes subject to Code Section 409A, then notwithstanding the foregoing, the Board-designated exercise period will be automatically modified to include only those dates that are compliant with Code Section 409A’s distribution rules.
     10. Nontransferability of Options. An Option will not be transferable by the Optionee otherwise than by will or the laws of descent and distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee or by the Optionee’s guardian or legal representative. Notwithstanding the foregoing, an Optionee may transfer a Non-Statutory Option to members of his or her immediate family (as defined in Rule 16a-1 promulgated under the 1934 Act), to one or more trusts for the benefit of such family members or to partnerships in which such family members are the only partners if (a) the Stock Option Agreement with respect to such Non-Statutory Option as approved by the Committee expressly so provides and (b) the Optionee does not receive any consideration for the transfer. Non-Statutory Options held by such transferees are subject to the same terms and conditions that applied to such Non-Statutory Options immediately prior to transfer.
     11. Exercise of Options.
          (a) The Committee, in its sole discretion, will determine the terms and conditions of exercise and vesting percentages of Options granted hereunder. Notwithstanding the foregoing or the terms and conditions of any Stock Option Agreement to the contrary, (i) if the Optionee’s employment is terminated as a result of disability or death, his or her Options will be exercisable to the extent and for the period specified in Section 13(b); (ii) if the Optionee’s employment is terminated other than as a result of disability or death or For Cause, his or her Options will be exercisable to the extent and for the period specified in Section 13(a); (iii) if a merger or similar reorganization or sale of substantially all of the Company’s assets occurs, all outstanding Options will be exercisable to the extent and for the period specified in Section 15(b) or Section 15(c), whichever Section applies; and (iv) if a Change in Control occurs, all outstanding Options will be exercisable for the period specified in Section 15(d).
          (b) An Option may be exercised only upon delivery of a written notice to the Committee, any member of the Committee, or any officer of the Company designated by the Committee to accept such notices on its behalf, specifying the number of Shares for which it is exercised.
          (c) Within three business days following the date of exercise of an Option (or sooner to the extent required by applicable law), the Optionee or other person exercising the Option will make full payment of the Option Price in cash or, with the consent of the Committee, (i) by tendering previously acquired Shares (valued at Fair Market Value, as determined by the Committee, as of such date of tender); (ii) to the extent permitted by applicable law, with a full recourse promissory note of the Optionee for the portion of the Option Price in excess of the par value of Shares subject to the Option, under terms and conditions determined by the Committee; (iii) by any other means which the Committee, in its sole discretion, determines to provide both legal consideration for the Shares and to be consistent with the purposes of the Plan; (iv) any combination of the foregoing; or (v) if the Shares subject to the Option have been registered under the Securities Act of 1933, as amended (the “1933 Act”), and there is a regular public market for the Shares, by delivering to the Company on the date of exercise of the Option written notice of exercise together with:
               (A) written instructions to forward a copy of such notice of exercise to a broker or dealer, as defined in section 3(a)(4) and 3(a)(5) of the 1934 Act (“Broker”), designated in such notice and to deliver to the specified account maintained with the Broker by the person exercising the Option a certificate for the Shares purchased upon the exercise of the Option, and
               (B) a copy of irrevocable instructions to the Broker to deliver promptly to the Company a sum equal to the purchase price of the Shares purchased upon exercise of the Option and any other sums required to be paid to the Company under Section 19 of the Plan.

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          (d) If Tax Offset Payments sufficient to allow for withholding of taxes are not being made at the time of exercise of an Option, the Optionee or other person exercising such Option will pay to the Company an amount equal to the withholding amount required to be made less any amount withheld by the Company under Section 20.
     12. Non-Employee Directors.
          (a) Subject to the terms and conditions of the Plan, the Board, at any time and from time to time, may grant Non-Statutory Options to non-employee directors in such form and containing such terms and conditions not inconsistent with the provisions of the Plan as the Board may determine.
          (b) Each Option granted pursuant to this Section 12 shall be evidenced by a written Stock Option Agreement executed by the non-employee director and the Company. Any action under Section 15 may be reflected in an amendment to, or restatement of, such Stock Option Agreement. Awards of Non-Statutory Options to non-employee directors shall be subject to the provisions of Sections 7(b), 8, 9, 10 and 11 of the Plan regarding Options granted under the Plan; provided, however, that the Board shall have all of the authority and discretion otherwise granted to the Committee with respect to the administration of provisions of the Plan regarding Options granted under the Plan for non-employee directors only.
          (c) Notwithstanding any other provision of the Plan to the contrary, if a director dies prior to the expiration of his or her Options, his or her Options shall terminate one year after the date of his or her death.
          (d) Subject to the terms and conditions of the Plan, the Board, at any time and from time to time, may grant Restricted Stock to non-employee directors in such amounts as the Board, in its sole discretion shall determine. The Board, in its sole discretion, shall determine the number of Shares to be granted to each non-employee director. Awards of Restricted Stock to non-employee directors shall be subject to the provisions of Section 6 of the Plan; provided, however, that the Board shall have all of the authority and discretion otherwise granted to the Committee with respect to the administration of Section 6 regarding non-employee directors only.
     13. Termination of Employment.
          (a) Upon termination of an Optionee’s employment with the Company or the Company Group, other than (i) termination of employment by reason of death or Disability, or (ii) termination of employment For Cause, the Optionee will have 30 days after the date of termination (but not later than the expiration date of the Stock Option Agreement) to exercise all Options held by him or her to the extent the same were exercisable on the date of termination; provided, however, if such termination is a result of the Optionee’s retirement with the consent of the Company, such Option shall then be exercisable to the extent of 100% of the Shares subject thereto. The Committee will determine in each case whether a termination of employment is a retirement with the consent of the Company and, subject to applicable law, whether a leave of absence is a termination of employment. The Committee may cancel an Option during the 30-day period after termination of employment referred to in this Section if the Optionee engages in employment or activities contrary, in the opinion of the Committee, to the best interests of the Company.
          (b) Upon termination of employment by reason of death or Disability, the Optionee’s personal representative, or the person or persons to whom his or her rights under the Options pass by will or the laws of descent or distribution, will have one year after the date of such termination (but not later than the expiration date of the Stock Option Agreement) to exercise all Options held by Optionee to the extent the same were exercisable on the date of termination; provided, however, the Committee, in its sole discretion, may permit the exercise of all or any portion of any Option granted to such Optionee not otherwise exercisable.
          (c) Upon termination of employment For Cause, all Options held by such Optionee will terminate effective on the date of termination of employment.
     14. Tax Offset Payments. The Committee has the authority and discretion under the Plan to make cash grants to Participants to offset a portion of the taxes which may become payable as a result of participation in this Plan (“Tax Offset Payments”). The Tax Offset Payments shall be determined by multiplying a percentage

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established by the Committee by all or a portion (as the Committee shall determine) of the taxable income recognized by a Participant upon (a) the exercise of a Non-Statutory Option, (b) the disposition of shares received upon exercise of an ISO, or (c) the lapse of restrictions of Restricted Shares. The percentage will be established, from time to time, by the Committee at that rate which the Committee, in its sole discretion, determines to be appropriate and in the best interest of the Company to assist Participants in the payment of taxes. The Company has the right to withhold and pay over to any governmental entities (federal, state or local) all amounts under a Tax Offset Payment for payment of any income or other taxes incurred on exercise. Notwithstanding the foregoing, the Company does not have the authority to offset any taxes, interest, and penalties incurred by Participants as a result of a violation of Code Section 409A.
     15. Stock Splits; Mergers; Reorganizations; Change in Control.
          (a) If a stock split, stock dividend, combination or exchange of shares, exchange for other securities, reclassification, reorganization, redesignation or other change in the Company’s capitalization occurs, the Committee will proportionately adjust or substitute the aggregate number of Shares for which Awards may be granted under this Plan, the number of Shares subject to outstanding Options and Restricted Stock Awards and the Option Price of the Shares subject to outstanding Options to reflect the same. The Committee will make such other adjustments to the Awards, the provisions of the Plan, the Restricted Stock Agreements and the Stock Option Agreements as may be appropriate and equitable, which adjustments may provide for the elimination of fractional Shares.
          (b) In the event of a change of the Company’s common stock, $0.10 par value, resulting from a merger or similar reorganization as to which the Company is the surviving corporation, or a merger or similar reorganization involving only a change in the state of incorporation or an internal reorganization not involving a Change in Control, the number and kind of Shares which thereafter may be purchased pursuant to an Option under the Plan, the number and kind of Shares then subject to Options granted hereunder and the price per Share thereof, and the number and kind of Shares of Restricted Stock will be appropriately adjusted in such manner as the Board may deem equitable to prevent dilution or enlargement of the rights available or granted hereunder.
          (c) Except as otherwise determined by the Board, a merger or a similar reorganization which the Company does not survive (other than a merger or similar reorganization involving only a change in the state of incorporation or an internal reorganization not involving a Change in Control), or a sale of all or substantially all of the assets of the Company, will cause every Option hereunder to terminate, to the extent not then exercised, unless any surviving entity agrees to assume the obligations hereunder on terms reasonably acceptable to the Board; provided, however, that, in the case of such a merger or similar reorganization, or such a sale of all or substantially all of the assets of the Company, if there is no such assumption, the Board, in its sole discretion, may provide that some or all of the unexercised portion of any one or more of the outstanding Options will be immediately exercisable and vested as of such date prior to such merger, similar reorganization or sale of assets as the Board determines. If the Board makes an Option fully exercisable under this Section 14(c), the Board will notify the Optionee that the Option will be fully exercisable for a period of thirty (30) days from the date of such notice, and the Option will terminate upon the expiration of such period.
          (d) If a Change in Control occurs, all outstanding Options granted under this Plan will become immediately exercisable to the extent of 100% of the Shares subject thereto notwithstanding any contrary waiting or vesting periods specified in this Plan or in any applicable Stock Option Agreement.
     16. Sale of Option Shares. If any class of equity securities of the Company is registered pursuant to section 12 of the 1934 Act, any Section 16 Person shall not sell or otherwise dispose of the Shares subject to an Option unless at least six months have elapsed from the date of the grant of the Option.
     17. Rights as Shareholder. An Optionee has no rights as a shareholder with respect to any Shares covered by an Option until the date of issuance of a stock certificate to the Optionee for such Shares.
     18. No Contract of Employment. Nothing in the Plan or in any Option, Restricted Stock Agreement or Stock Option Agreement confers on any Participant any right to continue in the employment or service of the Company or any Parent or Subsidiary of the Company or interfere with the right of the Company to terminate such

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Participant’s employment or other services at any time. The establishment of the Plan will in no way, now or hereafter, reduce, enlarge or modify the employment relationship between the Company or any Parent or Subsidiary of the Company and the Participant. Options and/or Restricted Stock granted under the Plan will not be affected by any change of duties or position as long as the Participant continues to be employed by the Company or any Parent or Subsidiary of the Company, unless otherwise provided in the Restricted Stock Agreement or Stock Option Agreement.
     19. Agreements and Representations of Participants. As a condition to the exercise of an Option or the issuance of Restricted Stock, the Committee, in its sole determination, may require the Participant to represent in writing that the Shares being purchased are being purchased only for investment and without any present intent at the time of the acquisition of such Shares to sell or otherwise dispose of the same.
     20. Withholding Taxes. The Company shall have the right to require Participants or their beneficiaries or legal representatives to remit to the Company, by deduction from salary, wages or otherwise, an amount sufficient to satisfy federal, state and local withholding tax requirements, or to deduct from all payments under this Plan, including Tax Offset Payments, amounts sufficient to satisfy all withholding tax requirements. The Committee may, in its discretion, permit a Participant to satisfy his or her tax withholding obligation by (a) surrendering shares owed by the Participant or (b) having the Company withhold from shares otherwise deliverable to the Participant. Shares surrendered or otherwise withheld shall be valued at their Fair Market Value as of the date on which income is required to be recognized for income tax purposes.
     21. Exchanges. The Committee may permit the voluntary surrender of all or a portion of any Option granted under the Plan to be conditioned upon the granting to the Optionee of a new Option for the same or a different number of Shares as the Option surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new Option to such Optionee. Subject to the provisions of the Plan, such new Option will be exercisable at such price, during such period and on such other terms and conditions as are specified by the Committee at the time the new Option is granted. Upon surrender, the Options surrendered will be cancelled, and the Shares previously subject to them will be available for the grant of other Options. The Committee also may grant Tax Offset Payments to any Optionee surrendering such Option for a new Option.
     22. Compliance with Laws and Regulations. The Plan, the grant of Restricted Stock under the Plan, the grant and exercise of Options under the Plan, and the obligation of the Company to sell and deliver the Shares under such Options, will be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. Options issued under this Plan are not exercisable prior to (i) the date upon which the Company has registered the Shares for which Options may be issued under the 1933 Act and the completion of any registration or qualification of such Shares under state law, or any ruling or regulation of any government body which the Company, in its sole discretion, determines to be necessary or advisable in connection therewith, or (ii) receipt by the Company of an opinion from counsel to the Company stating that the exercise of such Options may be effected without registering the Shares subject to such Options under the 1933 Act or under state or other law. Restricted Stock may not be released from escrow pursuant to Section 6(b) hereof prior to (i) the date upon which the Company has registered the Shares representing such Restricted Stock award under the 1933 Act and the completion of any registration or qualification of such Shares under state law, or (ii) receipt by the Company of an opinion from counsel to the Company stating that the Restricted Stock may be released from escrow free of restriction without registering the Shares representing such Restricted Stock under the 1933 Act or under state or other law.
     23. Assumption. The Plan may be assumed by the successors and assigns of the Company.
     24. Expenses. The Company will bear all expenses and costs in connection with administration of the Plan.
     25. Amendment, Modification and Termination of the Plan. The Board may terminate, amend or modify the Plan at any time without further action on the part of the stockholders of the Company; provided, however, that (a) no amendment to the Plan may cause the ISOs granted hereunder to fail to qualify as incentive stock options under the Code; and (b) any amendment to the Plan which requires the approval of the stockholders of the Company under the Code or the regulations promulgated thereunder, the 1934 Act or the rules promulgated

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thereunder, including those promulgated under section 16 of the 1934 Act, or applicable stock exchange rules and regulations will be subject to approval by the stockholders of the Company in accordance with the Code, such regulations or such rules. No amendment, modification or termination of the Plan may adversely affect in any manner any Option previously granted to an Optionee under the Plan without the consent of the Optionee or the transferee of such Option. Notwithstanding the foregoing, amendments necessary to bring the Plan into compliance with Code Section 409A shall not require the consent of the Optionee or the transferee of such Option.
     26. Term of Plan. The Plan will become effective on the Effective Date, subject to the approval of the Plan by the holders of a majority of the shares of stock of the Company entitled to vote within twelve months of the date of the Plan’s adoption by the Board, and the exercise of all Options granted prior to such approval will be subject to such approval. The Plan will terminate on the tenth anniversary of the Effective Date, or such earlier date as may be determined by the Board. Termination of the Plan, however, will not affect the rights of Optionees under Options previously granted to them, and all unexpired Options will continue in force and operation after termination of the Plan, except as they may lapse or terminate by their own terms and conditions. Termination of the Plan will also not affect the rights of Participants that have been granted Restricted Stock Awards prior to termination of the Plan. The terms of the Plan shall, notwithstanding such termination, continue to apply to Restricted Stock Awards granted prior to such termination.
     27. Limitation of Liability. The liability of the Company under this Plan or in connection with any exercise of an Option is limited to the obligations expressly set forth in the Plan and in any Restricted Stock Agreement or Stock Option Agreement, and no term or provision of this Plan or of any Restricted Stock Agreement or Stock Option Agreement will be construed to impose any further or additional duties, obligations or costs on the Company not expressly set forth in the Plan or the Restricted Stock Agreement or Stock Option Agreement.
     28. Definitions.
          (a) Change In Control. A “Change in Control” will be deemed to have occurred if and when (i) a person, partnership, corporation, trust or other entity (“Person”) acquires or combines with the Company, or 50 percent or more of its assets or earning power, in one or more transactions, and after such acquisition or combination, less than a majority of the outstanding voting shares of the Person surviving such transaction (or the ultimate parent of the surviving Person) is owned by the owners of the voting shares of the Company outstanding immediately prior to such acquisition or combination, unless the Change in Control transaction or transactions have been approved in advance by Board members representing at least two-thirds of the Board members; or (ii) during any period of two consecutive years during the term of this Plan, individuals who at the beginning of such period are members of the Board (“Original Board Members”) cease for any reason to constitute at least a majority of the Board, unless the election of each Board member who was not an Original Board Member has been approved in advance by Board members representing at least two-thirds of the Board members then in office who were Original Board Members.
          (b) Disability. The term “Disability” means a physical or mental condition resulting from bodily injury, disease, or mental disorder which renders the Optionee incapable of continuing the Optionee’s usual and customary employment or service with the Company or the Company Group.
          (c) Fair Market Value. If the Shares are publicly traded, the term “Fair Market Value” as used in this Plan means (i) the closing price quoted in the Nasdaq Global Market, if the shares are so quoted, (ii) the last quote reported by Nasdaq for Capital Market issues, if the shares are so quoted, (iii) the mean between the bid and asked prices as reported by Nasdaq, if the Shares are so quoted, or (iv) if the Shares are listed on another securities exchange, the closing price at which the Shares are quoted on such exchange, in each case at the close of the date the Option is granted or, if there be no quotation or sale on that date, the next preceding date on which the Shares were quoted or traded. In all other cases, the Fair Market Value will be determined in accordance with procedures established in good faith by the Committee. With respect to Non-Statutory Options, the Fair Market Value will be determined in accordance with the valuation rules of Code Section 409A and with respect to ISOs, conforming to regulations issued by the Internal Revenue Service regarding incentive stock options.

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          (d) Key Employees. The term “Key Employees” means those executive, administrative, operational and managerial employees of the Company Group who are determined by the Committee to be eligible for Options under the Plan.
          (e) Optionee. The term “Optionee” means any person who receives an Option under the Plan.
          (f) Parent and Subsidiary. The terms “Parent” and “Subsidiary” as used in the Plan have the respective meanings set forth in sections 424(e) and (f) of the Code.
          (g) Period of Restriction. The term “Period of Restriction” means the period during which shares of Restricted Stock are subject to forfeiture and/or restrictions on transferability.
          (h) Section 16 Person. The term “Section 16 Person” means a person who, with respect to the Shares, is subject to the reporting requirements of section 16(a) of the Securities Exchange Act of 1934, as amended.
          (i) Termination For Cause. Termination of Employment “For Cause” means termination of employment for (a) the commission of an act of dishonesty, including but not limited to misappropriation of funds or property of the Company; (b) the engagement in activities or conduct injurious to the reputation of the Company; (c) the conviction or entry of a guilty or no contest plea to a misdemeanor involving an act of moral turpitude or a felony; (d) the violation of any of the terms and conditions of any written agreement the Optionee may have with the Company or its Parent or Subsidiary (following 30 days’ written notice from the Company specifying the violation and the employee’s failure to cure such violation within such 30-day period) or (e) any refusal to comply with the written directives, policies or regulations established from time to time by the Board.

Max & Erma’s Restaurants, Inc.

Todd B. Barnum,
Chairman of the Board and
Chief Executive Officer
Adopted effective March 13, 2007

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MAX & ERMA’S RESTAURANTS, INC. 4849 EVANSWOOD DR COLUMBUS, OH 43229 VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Max & Erma’s Restaurants, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY
MAX & ERMA’S RESTAURANTS, INC. Vote on Directors For Withhold For All 1. ELECTION OF CLASS III DIRECTORS. All All Except 01) TODD B. BARNUM 02) JAY B. BARNEY 0 0 0 To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. Vote on Proposals For Against Abstain 2. APPROVAL AND ADOPTION OF THE COMPANY’S 2007 STOCK INCENTIVE PLAN. 0 0 0 RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT REGISTERED PUBLIC 3. ACCOUNTING 0 0 0 FIRM OF THE COMPANY FOR THE 2007 FISCAL YEAR. 4. IN THEIR DISCRETION TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.
The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders, dated February 5, 2007, the Proxy Statement and the Annual Report of the Company furnished therewith. Any proxy heretofore given to vote said shares is hereby revoked.
Please sign and date this Proxy below and return in the enclosed envelope. Signature(s) shall agree with the name(s) printed on this Proxy. If shares are registered in two names, both stockholders should sign this Proxy. If signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Max & Erma’s Restaurants, Inc. 4849 Evanswood Drive Columbus, Ohio 43229 PROXY FOR ANNUAL MEETING OF STOCKHOLDERS — March 13, 2007 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned stockholder of Max & Erma’s Restaurants, Inc. (the “Company”) hereby appoints, Todd B. Barnum and William C. Niegsch, Jr., or either of them, as attorneys and proxies, with full power of substitution to each, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Company’s corporate office located at 4849 Evanswood Drive, Columbus, Ohio on Tuesday, March 13, 2007, at 9:30 a.m. local time, and at any adjournment or adjournments thereof, with all of the powers such undersigned stockholder would have if personally present, for the purposes listed on the reverse side. THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, AND 3; AND WILL BE VOTED AT THE DISCRETION OF ANY PERSON ACTING UNDER THE PROXY ON ITEM 4.